Exhibit 99.1

CERTIFICATION
UNDER SECTION 906 OF THE SARBANES-OXLEY ACT

In accordance with Section 906 of the Sarbanes-Oxley Act of 2002 and 18 U.S.C. § 1350, the undersigned, constituting the chief executive officer and chief financial officer of Mega Group, Inc. (the “issuer”), hereby certify that, to the best of their knowledge, the accompanying annual report on Form 10-KSB of the issuer for the fiscal year ended December 31, 2001 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 19834, as amended, and that the information presented in said periodic report fairly presents, in all material respects, the financial condition and results of operation of the issuer for the fiscal year then ended.

/s/ JOHN H. BROWN,
John H. Brown, Chief Executive Officer of Mega Group, Inc

Date: October 31, 2002

/s/ MERRITT C. BROWN,
Merritt C. Brown, Chief Financial Officer of Mega Group, Inc

Date: October 31, 2002